Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2014

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2013.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

FOURTH QUARTER 2014

This document is a financial supplement to our fourth quarter 2014 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”), the impact of realized investment gains and losses, the impact of entering into Co-CEOs transition agreements as described in our Form 8-K dated January 2, 2015, and the impact of certain charges related to claims made by certain Florida Retirement System (FRS) plan participants as described in our Form 8-K dated January 16, 2014 and subsequent filings.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
Citi reinsurance transaction adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Discontinued Operations
In January 2014, National Benefit Life Insurance Company, our New York insurance company, sold the assets and liabilities of its short-term statutory disability benefit insurance business ("DBL") to AmTrust North America, Inc., which assumed all liabilities for DBL insurance. The results of operations for DBL were previously reported in our Corporate and Other Distributed Products segment. As a result, beginning in the first quarter of 2014, the historical results of DBL have been eliminated from our Corporate and Other Distributed Products segment and are now reported in discontinued operations in Primerica’s consolidated statements of income for all periods presented.

Historical DBL results now reported in discontinued operations
($ in thousands)
	FY 2011	FY 2012	FY 2013	FY 2014	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Direct premiums	$40,465	$36,943	$36,878	$—	$—	$—	$—	$—
Benefits and claims	30,170	24,699	21,543	—	—	—	—	—
Insurance commissions	6,405	5,831	5,941	—	—	—	—	—
Insurance expenses	5,099	5,647	3,202	—	—	—	—	—
Net gain on sale	—	—	—	2,427	2,455	—	(28)	—
Income before income taxes	(1,209)	766	6,192	2,427	2,455	—	(28)	—
Net Income	$(783)	$497	$4,025	$1,578	$1,596	$—	$(18)	$—

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 18

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,068,752	$2,115,144	$1,876,077	$1,909,560	$1,984,592	$2,014,610	$2,042,834	$2,039,759	$2,040,832
Securities held to maturity	—	—	—	—	—	—	—	189,830	220,000
Total investments and cash	2,068,752	2,115,144	1,876,077	1,909,560	1,984,592	2,014,610	2,042,834	2,229,589	2,260,832
Due from reinsurers	4,005,194	4,005,539	3,993,258	4,033,138	4,055,054	4,074,527	4,077,734	4,130,637	4,115,533
Deferred policy acquisition costs	1,066,422	1,098,124	1,133,542	1,179,143	1,208,466	1,242,983	1,293,974	1,321,415	1,351,180
Other assets	579,393	599,840	566,809	564,953	578,009	597,265	597,348	591,895	570,267
Separate account assets	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739	2,581,659	2,469,118	2,440,303
Total assets	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124	$10,593,549	$10,742,654	$10,738,114

Liabilities:
Future policy benefits	$4,850,488	$4,898,538	$4,943,743	$5,022,048	$5,063,103	$5,103,278	$5,180,013	$5,214,878	$5,264,608
Other policy liabilities	606,310	614,892	584,587	587,646	593,084	585,217	576,737	630,248	610,057
Income taxes	114,611	122,925	89,713	101,708	105,885	127,906	137,797	136,065	140,467
Other liabilities	358,578	366,669	344,649	329,566	377,689	375,864	346,535	365,900	392,810
Notes payable	374,433	374,445	374,457	374,469	374,481	374,494	374,506	374,519	374,532
Surplus note	—	—	—	—	—	—	—	189,830	220,000
Payable under securities lending	139,927	133,325	86,272	75,852	89,852	109,094	93,569	67,614	50,211
Separate account liabilities	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739	2,581,659	2,469,118	2,440,303
Total liabilities	9,062,461	9,125,463	8,859,162	9,004,174	9,107,923	9,134,591	9,290,818	9,448,172	9,492,988
Stockholders’ equity:
Common stock ($0.01 par value) (1)	564	567	545	547	548	546	542	537	522
Paid-in capital	602,269	609,100	456,050	464,784	472,632	462,837	447,949	429,257	353,335
Retained earnings	503,173	535,609	572,714	609,778	640,840	679,183	721,788	756,738	795,741
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911	92,049	78,130	74,307
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)	(1,346)	(461)	(461)
Cumulative translation adjustment	55,488	51,358	43,158	48,672	41,975	33,404	41,749	30,282	21,682
Total stockholders’ equity	1,275,416	1,307,853	1,146,265	1,195,505	1,222,027	1,253,532	1,302,731	1,294,482	1,245,126
Total liabilities and stockholders' equity	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124	$10,593,549	$10,742,654	$10,738,114

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911	92,049	78,130	74,307
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)	(1,346)	(461)	(461)
Total reconciling items	113,923	111,219	73,797	71,726	66,032	77,564	90,703	77,669	73,846
Total stockholders’ equity	$1,275,416	$1,307,853	$1,146,265	$1,195,505	$1,222,027	$1,253,532	$1,302,731	$1,294,482	$1,245,126

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813
Net Income	40,270	38,845	43,490	43,190	37,201	45,080	49,271	41,595	45,466
Shareholder dividends	(5,321)	(6,409)	(6,385)	(6,126)	(6,138)	(6,738)	(6,666)	(6,646)	(6,462)
Retirement of shares and warrants	(98,208)	(3,077)	(166,395)	—	—	(19,187)	(21,972)	(30,694)	(82,447)
Net foreign currency translation adjustment	(2,746)	(4,130)	(8,200)	5,514	(6,697)	(8,571)	8,346	(11,468)	(8,600)
Other, net	8,559	9,911	13,323	8,736	7,850	9,389	7,081	11,997	6,510
Balance, end of period	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983	$1,293,974	$1,321,415
General expenses deferred	6,869	6,631	8,669	7,399	7,396	7,273	8,136	7,147	8,171
Commission costs deferred	60,349	60,048	63,835	65,535	63,828	69,559	68,674	66,602	67,980
Amortization of deferred policy acquisition costs	(34,628)	(31,252)	(30,111)	(32,192)	(35,627)	(35,193)	(32,696)	(36,944)	(39,544)
Foreign currency impact and other, net	(2,187)	(3,726)	(6,974)	4,860	(6,274)	(7,122)	6,877	(9,363)	(6,842)
Balance, end of period	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180

(1) Outstanding common shares exclude restricted stock units.

4 of 16

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,224,404	54,926,561	54,712,874	53,420,998	(1,659,617)	-3.0%	55,834,008	54,567,006	(1,267,002)	-2.3%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$45,466	$8,265	22.2%	$162,725	$181,412	$18,687	11.5%
Less income attributable to unvested participating securities	(1,017)	(553)	(556)	(482)	(576)	(542)	(447)	(491)	(9)	-1.9%	(2,674)	(2,056)	619	23.1%
Net income used in computing basic EPS	$37,828	$42,938	$42,633	$36,718	$44,504	$48,729	$41,147	$44,975	$8,256	22.5%	$160,051	$179,357	$19,306	12.1%
Basic earnings per share	$0.67	$0.76	$0.78	$0.67	$0.81	$0.89	$0.75	$0.84	$0.18	26.3%	$2.87	$3.29	$0.42	14.7%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$41,796	$48,953	$2,718	5.9%	$166,997	$182,793	$15,795	9.5%
Less operating income attributable to unvested participating securities	(1,011)	(523)	(528)	(600)	(554)	(536)	(450)	(529)	71	11.8%	(2,742)	(2,072)	670	24.4%
Net operating income used in computing basic operating EPS	$37,591	$40,642	$40,468	$45,634	$42,760	$48,194	$41,346	$48,424	$2,789	6.1%	$164,255	$180,721	$16,466	10.0%
Basic operating income per share	$0.66	$0.72	$0.74	$0.83	$0.77	$0.88	$0.76	$0.91	$0.08	9.4%	$2.94	$3.31	$0.37	12.6%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,224,404	54,926,561	54,712,874	53,420,998	(1,659,617)	-3.0%	55,834,008	54,567,006	(1,267,002)	-2.3%
Dilutive impact of warrants and options	1,809,066	1,338,164	1,187	15,012	21,997	23,046	30,983	49,455	34,443	nm	790,857	31,370	(759,487)	-96.0%
Shares used to calculate diluted EPS	58,407,393	57,848,949	54,958,461	55,095,627	55,246,401	54,949,607	54,743,857	53,470,453	(1,625,174)	-2.9%	56,624,865	54,598,376	(2,026,489)	-3.6%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$45,466	$8,265	22.2%	$162,725	$181,412	$18,687	11.5%
Less income attributable to unvested participating securities	(991)	(542)	(556)	(482)	(576)	(542)	(447)	(491)	(9)	-1.8%	(2,640)	(2,055)	585	22.2%
Net income used in computing diluted EPS	$37,854	$42,948	$42,633	$36,718	$44,504	$48,729	$41,148	$44,975	$8,256	22.5%	$160,085	$179,358	$19,272	12.0%
Diluted earnings per share	$0.65	$0.74	$0.78	$0.67	$0.81	$0.89	$0.75	$0.84	$0.17	26.2%	$2.83	$3.29	$0.46	16.2%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$41,796	$48,953	$2,718	5.9%	$166,997	$182,793	$15,795	9.5%
Less operating income attributable to unvested participating securities	(985)	(513)	(528)	(600)	(554)	(536)	(449)	(529)	71	11.9%	(2,710)	(2,071)	639	23.6%
Net operating income used in computing diluted operating EPS	$37,617	$40,652	$40,468	$45,635	$42,760	$48,194	$41,346	$48,424	$2,789	6.1%	$164,288	$180,722	$16,435	10.0%
Diluted operating income per share	$0.64	$0.70	$0.74	$0.83	$0.77	$0.88	$0.76	$0.91	$0.08	9.3%	$2.90	$3.31	$0.41	14.1%

																	YOY Q4							YOY YTD
	Q1 2013		Q2 2013		Q3 2013		Q4 2013		Q1 2014		Q2 2014		Q3 2014		Q4 2014		Change		% Change	YTD 2013		YTD 2014		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,291,635		$1,227,059		$1,170,885		$1,208,766		$1,237,780		$1,278,132		$1,298,607		$1,269,804		$61,038		5.0%	$1,224,586		$1,271,081		$46,495		3.8%
Average adjusted stockholders' equity	$1,179,064		$1,134,551		$1,098,123		$1,139,888		$1,165,982		$1,193,998		$1,214,421		$1,194,046		$54,159		4.8%	$1,137,906		$1,192,112		$54,205		4.8%

Net income return on stockholders' equity	12.0%		14.2%		14.8%		12.3%		14.6%		15.4%		12.8%		14.3%		2.0%		nm	13.3%		14.3%		1.0%		nm
Net income return on adjusted stockholders' equity	13.2%		15.3%		15.7%		13.1%		15.5%		16.5%		13.7%		15.2%		2.2%		nm	14.3%		15.2%		0.9%		nm

Net operating income return on adjusted stockholders' equity	13.1%		14.5%		14.9%		16.2%		14.9%		16.3%		13.8%		16.4%		0.2%		nm	14.7%		15.3%		0.7%		nm

Capital Structure
Debt-to-capital (1)	22.3%		24.6%		23.9%		23.5%		23.0%		22.3%		22.4%		23.1%		-0.3%		nm	23.5%		23.1%		-0.3%		nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.7	x	1.8	x	0.2	x	nm	1.6	x	1.8	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.7	x	1.7	x	1.7	x	1.8	x	1.9	x	0.2	x	nm	1.7	x	1.9	x	0.2	x	nm

Share count, end of period (2)	56,682,195		54,503,822		54,686,613		54,833,510		54,569,108		54,193,684		53,681,705		52,168,653		(2,664,857)		-4.9%	54,833,510		52,168,653		(2,664,857)		-4.9%
Adjusted stockholders' equity per share	$21.11		$19.68		$20.55		$21.08		$21.55		$22.36		$22.67		$22.45		$1.37		6.5%	$21.08		$22.45		$1.37		6.5%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA	-	AA	-	AA	-	AA	-	AA	-	AA	-	AA	-	AA	-	nm		nm	nm		nm		nm		nm
A.M. Best	A	+	A	+	A	+	A	+	A	+	A	+	A	+	A	+	nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A	-	A	-	A	-	A	-	A	-	A	-	A	-	A	-	nm		nm	nm		nm		nm		nm
A.M. Best	a	-	a	-	a	-	a	-	a	-	a	-	a	-	a	-	nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$560,904	$568,391	$567,047	$568,848	$568,205	$576,740	$577,482	$578,905	$10,056	1.8%	$2,265,190	$2,301,332	$36,142	1.6%
Ceded premiums	(410,604)	(417,450)	(407,489)	(408,615)	(402,715)	(410,546)	(402,198)	(401,358)	7,257	1.8%	(1,644,158)	(1,616,817)	27,341	1.7%
Net premiums	150,300	150,941	159,558	160,233	165,490	166,194	175,284	177,546	17,313	10.8%	621,032	684,515	63,482	10.2%
Net investment income	23,216	21,027	22,103	22,407	21,599	21,681	20,465	22,728	322	1.4%	88,752	86,473	(2,279)	-2.6%
Commissions and fees:
Sales-based (1)	49,656	52,108	51,934	54,386	57,904	60,255	58,394	61,204	6,818	12.5%	208,085	237,758	29,673	14.3%
Asset-based (2)	47,490	49,492	51,037	53,493	53,807	56,114	58,744	57,134	3,641	6.8%	201,511	225,799	24,288	12.1%
Account-based (3)	9,453	9,588	9,811	10,010	9,720	9,957	10,251	10,548	539	5.4%	38,862	40,477	1,614	4.2%
Other commissions and fees	5,674	5,994	5,658	6,019	5,499	5,713	5,539	6,381	362	6.0%	23,345	23,133	(212)	-0.9%
Realized investment (losses) gains	2,286	3,468	(407)	899	263	831	(281)	(1,074)	(1,973)	nm	6,246	(261)	(6,506)	-104.2%
Other, net	10,376	10,872	10,714	10,776	10,045	10,384	10,791	10,917	141	1.3%	42,737	42,137	(601)	-1.4%
Total revenues	298,450	303,490	310,408	318,222	324,328	331,130	339,187	345,385	27,163	8.5%	1,230,570	1,340,030	109,460	8.9%
Benefits and expenses:
Benefits and claims	68,816	64,322	76,548	70,246	75,191	72,412	81,235	82,578	12,332	17.6%	279,931	311,417	31,486	11.2%
Amortization of DAC	31,252	30,111	32,192	35,627	35,193	32,696	36,944	39,544	3,918	11.0%	129,183	144,378	15,195	11.8%
Insurance commissions	4,223	4,131	3,933	4,242	4,083	3,881	4,046	3,343	(900)	-21.2%	16,529	15,353	(1,177)	-7.1%
Insurance expenses	25,512	26,513	26,576	26,854	28,502	28,192	31,495	27,263	408	1.5%	105,456	115,452	9,996	9.5%
Sales commissions:
Sales-based (1)	35,373	36,702	36,266	38,190	41,563	42,702	41,193	42,749	4,559	11.9%	146,531	168,207	21,676	14.8%
Asset-based (2)	16,668	17,807	18,805	19,988	20,725	21,859	23,378	23,011	3,024	15.1%	73,267	88,974	15,707	21.4%
Other sales commissions	3,007	3,129	3,316	2,986	2,833	2,803	2,929	3,029	43	1.5%	12,439	11,593	(846)	-6.8%
Interest expense	8,795	8,792	8,726	8,704	8,606	8,552	8,712	8,700	(4)	nm	35,018	34,570	(448)	-1.3%
Other operating expenses	45,664	45,031	41,273	55,241	40,798	42,292	45,235	46,037	(9,204)	-16.7%	187,209	174,363	(12,846)	-6.9%
Total benefits and expenses	239,310	236,539	247,636	262,078	257,495	255,390	275,167	276,255	14,177	5.4%	985,564	1,064,307	78,743	8.0%
Income from continued operations before income taxes	59,140	66,950	62,772	56,143	66,832	75,740	64,020	69,130	12,987	23.1%	245,006	275,723	30,716	12.5%
Income taxes	21,005	23,783	22,041	19,477	23,347	26,469	22,407	23,664	4,187	21.5%	86,305	95,888	9,582	11.1%
Net income from continued operations	38,135	43,168	40,732	36,666	43,485	49,271	41,613	45,466	8,800	24.0%	158,701	179,835	21,134	13.3%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	—	(18)	—	(534)	-100.0%	4,025	1,578	(2,447)	-60.8%
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$45,466	$8,265	22.2%	$162,725	$181,412	$18,687	11.5%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$52,826	$2,784	5.6%	$197,201	$201,033	$3,832	1.9%
Investment & Savings Products	26,353	27,488	31,498	19,810	34,028	36,047	36,904	39,039	19,229	97.1%	105,149	146,017	40,868	38.9%
Corporate & Other Distributed Products	(12,338)	(12,436)	(18,862)	(13,708)	(14,400)	(15,377)	(18,816)	(22,735)	(9,026)	-65.8%	(57,344)	(71,328)	(13,984)	-24.4%
Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$64,020	$69,130	$12,987	23.1%	$245,006	$275,723	$30,716	12.5%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$193,409	$201,422	$205,503	$210,572	$214,780	$223,706	$228,422	$233,044	$22,473	10.7%	$810,905	$899,952	$89,047	11.0%
Premiums ceded to Citi	358,625	357,613	351,983	350,077	344,883	344,143	340,170	337,501	(12,576)	-3.6%	1,418,299	1,366,697	(51,602)	-3.6%
Term Life direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	$9,896	1.8%	$2,229,204	$2,266,649	$37,445	1.7%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(49,229)	$(56,608)	$(52,476)	$(55,430)	$(55,450)	$(63,424)	$(59,417)	$(60,978)	$(5,548)	-10.0%	$(213,743)	$(239,268)	$(25,525)	-11.9%
Premiums ceded to Citi	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	(337,501)	12,576	3.6%	(1,418,299)	(1,366,697)	51,602	3.6%
Term Life ceded premiums	$(407,854)	$(414,222)	$(404,459)	$(405,506)	$(400,334)	$(407,566)	$(399,587)	$(398,478)	$7,028	1.7%	$(1,632,041)	$(1,605,965)	$26,076	1.6%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$296,164	$300,022	$310,815	$317,323	$324,065	$330,299	$339,468	$346,459	$29,136	9.2%	$1,224,324	$1,340,290	$115,966	9.5%
Realized investment gains/(losses)	2,286	3,468	(407)	899	263	831	(281)	(1,074)	nm	nm	6,246	(261)	nm	nm
Total revenues	$298,450	$303,490	$310,408	$318,222	$324,328	$331,130	$339,187	$345,385	$27,163	8.5%	$1,230,570	$1,340,030	$109,460	8.9%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$59,864	$63,844	$63,179	$70,795	$66,569	$74,909	$64,301	$74,432	$3,636	5.1%	$257,683	$280,211	$22,528	8.7%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	2,286	3,468	(407)	899	263	831	(281)	(1,074)	nm	nm	6,246	(261)	nm	nm
Co-CEOs transition expenses	—	—	—	—	—	—	—	(4,228)	nm	nm	—	(4,228)	nm	nm
FRS legal settlements	—	(188)	—	(15,551)	—	—	—	—	nm	nm	(15,738)	—	nm	nm
IPO equity award grants	(3,010)	(174)	—	—	—	—	—	—	nm	nm	(3,184)	—	nm	nm
Total operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	831	(281)	(5,302)	nm	nm	(12,677)	(4,489)	nm	nm

Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$64,020	$69,130	$12,987	23.1%	$245,006	$275,723	$30,716	12.5%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$41,796	$48,953	$2,718	5.9%	$166,997	$182,793	$15,795	9.5%

Net operating income reconciling items:
Operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	831	(281)	(5,302)	nm	nm	(12,677)	(4,489)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	257	(1,103)	143	5,084	(92)	(291)	98	1,815	nm	nm	4,380	1,531	nm	nm
Total net operating income reconciling items	(467)	2,003	(264)	(9,568)	171	541	(183)	(3,487)	nm	nm	(8,296)	(2,958)	nm	nm

Net income from continued operations	$38,135	$43,168	$40,732	$36,666	$43,485	$49,271	$41,613	$45,466	$8,800	24.0%	$158,701	$179,835	$21,134	13.3%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	—	(18)	—	nm	nm	4,025	1,578	nm	nm
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$41,595	$45,466	$8,265	22.2%	$162,725	$181,412	$18,687	11.5%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	$9,896	1.8%	$2,229,204	$2,266,649	$37,445	1.7%
Premiums ceded to Citi (1)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	(337,501)	12,576	3.6%	(1,418,299)	(1,366,697)	51,602	3.6%
Adjusted direct premiums (2)	193,409	201,422	205,503	210,572	214,780	223,706	228,422	233,044	22,473	10.7%	810,905	899,952	89,047	11.0%
Other ceded premiums (3)	(49,229)	(56,608)	(52,476)	(55,430)	(55,450)	(63,424)	(59,417)	(60,978)	(5,548)	-10.0%	(213,743)	(239,268)	(25,525)	-11.9%
Net premiums	144,180	144,813	153,027	155,142	159,330	160,282	169,005	172,067	16,925	10.9%	597,162	660,684	63,521	10.6%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	16,839	17,235	18,986	1,179	6.6%	68,796	69,773	977	1.4%
Other, net	6,984	7,436	7,399	7,199	6,937	7,245	7,337	7,318	119	1.7%	29,017	28,838	(180)	-0.6%
Operating revenues	167,833	169,184	177,811	180,147	182,980	184,366	193,577	198,370	18,223	10.1%	694,975	759,294	64,319	9.3%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	68,287	77,722	78,059	10,725	15.9%	262,357	295,332	32,975	12.6%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	29,778	34,171	36,661	4,091	12.6%	115,891	133,331	17,441	15.0%
Insurance commissions	1,199	1,062	901	1,437	1,315	929	1,070	690	(748)	-52.0%	4,600	4,003	(597)	-13.0%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	26,293	30,514	25,978	1,375	5.6%	98,081	109,198	11,118	11.3%
Interest expense	4,252	4,250	4,183	4,161	4,063	4,009	4,168	4,156	(5)	-0.1%	16,846	16,396	(450)	-2.7%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	129,296	147,645	145,544	15,439	11.9%	497,774	558,261	60,486	12.2%
Operating income before income taxes	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$52,826	$2,784	5.6%	$197,201	$201,033	$3,832	1.9%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$49,656	$52,108	$51,934	$54,386	$57,904	$60,255	$58,394	$61,204	$6,818	12.5%	$208,085	$237,758	$29,673	14.3%
Asset-based	47,490	49,492	51,037	53,493	53,807	56,114	58,744	57,134	3,641	6.8%	201,511	225,799	24,288	12.1%
Account-based	9,453	9,588	9,811	10,010	9,720	9,957	10,251	10,548	539	5.4%	38,862	40,477	1,614	4.2%
Other, net	2,122	2,173	1,941	2,444	1,839	1,821	1,884	2,497	52	2.1%	8,680	8,040	(640)	-7.4%
Operating revenues	108,721	113,361	114,723	120,333	123,270	128,147	129,273	131,383	11,050	9.2%	457,138	512,073	54,935	12.0%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	2,172	2,484	1,743	(143)	-7.6%	11,195	8,734	(2,462)	-22.0%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	2,237	2,290	2,185	(8)	-0.4%	9,046	8,799	(247)	-2.7%
Sales commissions:														#DIV/0!
Sales-based	35,373	36,702	36,266	38,190	41,563	42,702	41,193	42,749	4,559	11.9%	146,531	168,207	21,676	14.8%
Asset-based	16,668	17,807	18,805	19,988	20,725	21,859	23,378	23,011	3,024	15.1%	73,267	88,974	15,707	21.4%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	23,131	23,024	22,655	(60)	-0.3%	96,211	91,342	(4,869)	-5.1%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	92,100	92,369	92,344	7,372	8.7%	336,251	366,056	29,805	8.9%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$36,047	$36,904	$39,039	$3,678	10.4%	$120,888	$146,017	$25,129	20.8%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,870	$9,356	$9,561	$8,200	$8,542	$8,892	$8,890	$8,360	$160	1.9%	$35,987	$34,683	$(1,303)	-3.6%
Ceded premiums	(2,750)	(3,229)	(3,030)	(3,109)	(2,381)	(2,980)	(2,611)	(2,880)	229	7.4%	(12,117)	(10,852)	1,264	10.4%
Net premiums	6,120	6,127	6,531	5,091	6,160	5,912	6,279	5,480	389	7.6%	23,870	23,831	(39)	-0.2%
Allocated net investment income	6,546	4,092	4,718	4,600	4,885	4,842	3,230	3,742	(858)	-18.6%	19,956	16,701	(3,255)	-16.3%
Commissions and fees:
Loans	293	406	264	256	200	101	78	69	(187)	-73.1%	1,220	447	(773)	-63.4%
DebtWatchers	491	462	482	411	385	360	337	316	(94)	-23.0%	1,846	1,398	(448)	nm
Prepaid Legal Services	2,254	2,255	2,396	2,415	2,339	2,285	2,487	3,225	810	33.5%	9,321	10,336	1,016	10.9%
Auto and Homeowners Insurance	1,685	1,890	1,470	1,982	1,719	1,998	1,606	2,032	49	2.5%	7,028	7,354	326	4.6%
Long-Term Care Insurance	628	664	705	565	521	570	565	550	(15)	-2.6%	2,562	2,206	(356)	-13.9%
Other sales commissions	323	316	341	389	337	399	467	188	(200)	-51.5%	1,369	1,392	22	1.6%
Other, net	1,270	1,263	1,374	1,133	1,269	1,318	1,569	1,103	(30)	-2.7%	5,040	5,259	219	4.4%
Operating revenues	19,610	17,477	18,281	16,843	17,814	17,785	16,618	16,706	(137)	-0.8%	72,211	68,923	(3,288)	-4.6%
Benefits and expenses:
Benefits and claims	3,269	2,634	8,760	2,912	3,928	4,125	3,513	4,519	1,607	55.2%	17,574	16,085	(1,489)	-8.5%
Amortization of DAC	496	459	(29)	1,171	137	747	289	1,141	(31)	-2.6%	2,097	2,313	216	10.3%
Insurance commissions	750	738	783	612	681	715	686	468	(144)	-23.5%	2,883	2,550	(333)	-11.5%
Insurance expenses	1,667	2,006	1,451	2,252	2,088	1,900	981	1,285	(967)	-42.9%	7,376	6,254	(1,122)	-15.2%
Sales commissions	3,007	3,129	3,316	2,986	2,833	2,803	2,929	3,029	43	1.5%	12,439	11,593	(846)	-6.8%
Interest expense	4,543	4,543	4,543	4,543	4,543	4,543	4,544	4,544	1	nm	18,172	18,174	2	nm
Other operating expenses	17,492	19,698	17,911	16,975	18,266	19,161	22,211	19,154	2,179	12.8%	72,075	78,792	6,717	9.3%
Operating benefits and expenses	31,224	33,207	36,736	31,450	32,477	33,993	35,153	34,139	2,689	8.5%	132,616	135,763	3,146	2.4%
Operating income before income taxes	$(11,614)	$(15,730)	$(18,455)	$(14,607)	$(14,663)	$(16,208)	$(18,535)	$(17,433)	$(2,826)	-19.3%	$(60,406)	$(66,839)	$(6,434)	-10.7%

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Revenues:
Direct Premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	9,896	1.8%	$2,229,204	$2,266,649	$37,445	1.7%
Premiums ceded to Citi (1)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	(337,501)	12,576	3.6%	(1,418,299)	(1,366,697)	51,602	3.6%
Adjusted direct premiums (2)	193,409	201,422	205,503	210,572	214,780	223,706	228,422	233,044	22,473	10.7%	810,905	899,952	89,047	11.0%
Other ceded premiums (3)	(49,229)	(56,608)	(52,476)	(55,430)	(55,450)	(63,424)	(59,417)	(60,978)	(5,548)	-10.0%	(213,743)	(239,268)	(25,525)	-11.9%
Net premiums	144,180	144,813	153,027	155,142	159,330	160,282	169,005	172,067	16,925	10.9%	597,162	660,684	63,521	10.6%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	16,839	17,235	18,986	1,179	6.6%	68,796	69,773	977	1.4%
Other, net	6,984	7,436	7,399	7,199	6,937	7,245	7,337	7,318	119	1.7%	29,017	28,838	(180)	-0.6%
Operating revenues	167,833	169,184	177,811	180,147	182,980	184,366	193,577	198,370	18,223	10.1%	694,975	759,294	64,319	9.3%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	68,287	77,722	78,059	10,725	15.9%	262,357	295,332	32,975	12.6%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	29,778	34,171	36,661	4,091	12.6%	115,891	133,331	17,441	15.0%
Insurance commissions	1,199	1,062	901	1,437	1,315	929	1,070	690	(748)	-52.0%	4,600	4,003	(597)	-13.0%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	26,293	30,514	25,978	1,375	5.6%	98,081	109,198	11,118	11.3%
Interest expense	4,252	4,250	4,183	4,161	4,063	4,009	4,168	4,156	(5)	-0.1%	16,846	16,396	(450)	-2.7%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	129,296	147,645	145,544	15,439	11.9%	497,774	558,261	60,486	12.2%
Operating income before income taxes	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$52,826	$2,784	5.6%	$197,201	$201,033	$3,832	1.9%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	$150,916	$25,522	20.4%	$465,730	$567,380	$101,649	21.8%
Legacy direct premiums (5)	445,957	444,628	437,634	435,255	428,809	427,876	422,956	419,629	(15,626)	-3.6%	1,763,473	1,699,269	(64,204)	-3.6%
Total direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	$9,896	1.8%	$2,229,204	$2,266,649	$37,445	1.7%

Premiums ceded to Citi	$358,625	$357,613	$351,983	$350,077	$344,883	$344,143	$340,170	$337,501	(12,576)	-3.6%	$1,418,299	$1,366,697	$(51,602)	-3.6%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$114,776	$118,297	$120,263	$122,764	$126,713	$131,711	$137,139	$139,037	16,273	13.3%	$476,100	$534,600	$58,500	12.3%
% of adjusted direct premiums	59.3%	58.7%	58.5%	58.3%	59.0%	58.9%	60.0%	59.7%	nm	nm	58.7%	59.4%	nm	nm

DAC amortization & insurance commissions	$29,064	$26,839	$30,580	$34,007	$34,036	$30,707	$35,241	$37,351	3,343	9.8%	$120,490	$137,335	$16,844	14.0%
% of adjusted direct premiums	15.0%	13.3%	14.9%	16.1%	15.8%	13.7%	15.4%	16.0%	nm	nm	14.9%	15.3%	nm	nm

Insurance expenses, net (7)	$16,862	$17,072	$17,726	$17,404	$19,476	$19,047	$23,177	$18,660	1,256	7.2%	$69,063	$80,361	$11,297	16.4%
% of adjusted direct premiums	8.7%	8.5%	8.6%	8.3%	9.1%	8.5%	10.1%	8.0%	nm	nm	8.5%	8.9%	nm	nm

Total term life operating income before income taxes	$45,125	$51,899	$50,136	$50,042	$47,205	$55,070	$45,932	$52,826	2,784	5.6%	$197,201	$201,033	$3,832	1.9%
% of adjusted direct premiums	23.3%	25.8%	24.4%	23.8%	22.0%	24.6%	20.1%	22.7%	nm	nm	24.3%	22.3%	nm	nm

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	92,373	90,917	92,227	94,529	95,566	95,382	96,596	97,966	3,437	3.6%	92,373	95,566	3,193	3.5%
New life-licensed representatives	7,165	8,875	9,630	8,485	7,447	9,082	8,793	8,510	25	0.3%	34,155	33,832	(323)	-0.9%
Non-renewal and terminated representatives	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	(7,868)	(7,423)	(8,118)	(670)	-9.0%	(30,962)	(31,040)	(78)	-0.3%
Life-insurance licensed sales force, end of period	90,917	92,227	94,529	95,566	95,382	96,596	97,966	98,358	2,792	2.9%	95,566	98,358	2,792	2.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.2	$45.9	$43.9	$43.5	$40.1	$48.0	$44.7	$47.0	$3.5	8.0%	$173.5	$179.8	$6.3	3.6%
Additions and increases in premium	11.4	12.3	12.3	12.5	12.4	13.0	12.9	13.3	0.8	6.2%	48.6	51.6	3.0	6.3%
Total estimated annualized issued term life premium	$51.6	$58.2	$56.2	$56.0	$52.5	$61.1	$57.6	$60.3	$4.3	7.6%	$222.1	$231.4	$9.3	4.2%

Issued term life policies	50,356	57,622	53,997	52,642	49,320	59,569	55,146	56,949	4,307	8.2%	214,617	220,984	6,367	3.0%
Estimated average annualized issued term life premium per policy (1)(2)	$799	$797	$813	$826	$813	$806	$810	$825	$(1)	-0.1%	$808	$814	$5	0.6%

Term life face amount in-force, beginning of period ($mills)	$670,412	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$681,178	$4,817	0.7%	$670,412	$674,868	$4,456	0.7%
Issued term life face amount (3)	15,709	17,798	17,056	17,219	15,748	18,494	17,337	17,996	777	4.5%	67,783	69,574	1,792	2.6%
Terminated term life face amount	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	(12,759)	(13,866)	(14,177)	1,152	7.5%	(57,730)	(54,962)	2,768	4.8%
Foreign currency impact, net	(790)	(719)	(704)	(3,383)	(3,378)	3,166	(4,272)	(3,070)	314	nm	(5,596)	(7,553)	(1,958)	nm
Term life face amount in-force, end of period	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$681,178	$681,927	$7,059	1.0%	$674,868	$681,927	$7,059	1.0%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Term Life Insurance - New Term / Legacy Format of Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	$150,916	$25,522	20.4%	$465,730	$567,380	$101,649	21.8%
Ceded premiums	(18,577)	(20,927)	(18,937)	(19,934)	(23,400)	(25,838)	(24,248)	(24,765)	(4,831)	-24.2%	(78,376)	(98,252)	(19,876)	-25.4%
Net premiums	87,501	93,479	100,915	105,460	107,455	114,135	121,388	126,151	20,691	19.6%	387,355	469,128	81,773	21.1%
Allocated net investment income	3,513	3,941	4,438	5,055	5,182	5,734	6,023	7,154	2,099	41.5%	16,946	24,093	7,147	42.2%
Other, net	6,957	7,366	7,304	7,128	6,924	7,315	7,311	7,252	124	1.7%	28,755	28,801	46	0.2%
Operating revenues	97,971	104,786	112,657	117,643	119,561	127,183	134,721	140,557	22,914	19.5%	433,056	522,022	88,966	20.5%
Benefits and expenses:
Benefits and claims	32,124	33,764	39,105	40,357	40,597	40,773	47,049	48,319	7,962	19.7%	145,350	176,737	31,387	21.6%
Amortization of DAC	17,759	17,091	20,417	23,817	23,470	21,267	24,943	27,295	3,478	14.6%	79,084	96,974	17,890	22.6%
Insurance commissions	817	691	493	573	911	534	648	359	(214)	-37.4%	2,574	2,452	(122)	-4.7%
Insurance expenses	31,613	32,550	33,040	33,567	34,961	34,935	38,690	34,952	1,385	4.1%	130,770	143,538	12,768	9.8%
Interest expense	361	403	422	464	483	511	735	860	397	85.6%	1,649	2,590	941	57.1%
Operating benefits and expenses	82,674	84,499	93,477	98,777	100,422	98,020	112,064	111,785	13,008	13.2%	359,427	422,291	62,864	17.5%
Operating income before income taxes	$15,296	$20,287	$19,180	$18,866	$19,138	$29,163	$22,657	$28,772	$9,906	52.5%	$73,630	$99,731	$26,102	35.4%

New Term Life Insurance - Financial Analysis (1)
Direct premium	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	$150,916	25,522	20.4%	465,730	567,380	101,649	21.8%

New term life operating income before income taxes	$15,296	$20,287	$19,180	$18,866	$19,138	$29,163	$22,657	$28,772	9,906	52.5%	73,630	99,731	26,102	35.4%
% of direct premium	14.4%	17.7%	16.0%	15.0%	14.6%	20.8%	15.6%	19.1%	nm	nm	15.8%	17.6%	nm	nm

Benefits & expenses, net (2)	$69,277	$72,474	$78,952	$84,680	$88,377	$88,412	$96,888	$100,738	16,058	19.0%	305,383	374,415	69,032	22.6%
% of direct premium	65.3%	63.3%	65.9%	67.5%	67.5%	63.2%	66.5%	66.8%	nm	nm	65.6%	66.0%	nm	nm

Insurance expenses, net (3)	$24,656	$25,184	$25,736	$26,439	$28,038	$27,620	$31,379	$27,700	1,261	4.8%	102,015	114,736	12,721	12.5%
% of direct premium	23.2%	22.0%	21.5%	21.1%	21.4%	19.7%	21.5%	18.4%	nm	nm	21.9%	20.2%	nm	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (4)
Revenues:
Direct premiums	$445,957	$444,628	$437,634	$435,255	$428,809	$427,876	$422,956	$419,629	$(15,626)	-3.6%	$1,763,473	$1,699,269	$(64,204)	-3.6%
Ceded premiums	(389,277)	(393,294)	(385,522)	(385,572)	(376,934)	(381,728)	(375,338)	(373,713)	11,859	3.1%	(1,553,666)	(1,507,713)	45,953	3.0%
Net premiums	56,679	51,334	52,112	49,682	51,875	46,148	47,617	45,916	(3,766)	-7.6%	209,807	191,556	(18,251)	-8.7%
Allocated net investment income	13,156	12,994	12,947	12,752	11,531	11,105	11,212	11,832	(920)	-7.2%	51,849	45,680	(6,170)	-11.9%
Other, net	27	70	96	70	14	(69)	27	65	(5)	-7.1%	262	36	(226)	-86.2%
Operating revenues	69,863	64,397	65,155	62,504	63,420	57,183	58,856	57,813	(4,691)	-7.5%	261,919	237,272	(24,647)	-9.4%
Benefits and expenses:
Benefits and claims	33,422	27,925	28,683	26,977	30,666	27,514	30,673	29,741	2,763	10.2%	117,007	118,595	1,588	1.4%
Amortization of DAC	10,105	8,686	9,262	8,753	9,252	8,511	9,228	9,366	613	7.0%	36,807	36,357	(449)	-1.2%
Insurance commissions	383	371	408	865	404	395	421	331	(534)	-61.7%	2,026	1,551	(475)	-23.4%
Insurance expenses	9,128	8,598	8,490	7,203	7,664	7,384	7,666	6,615	(589)	-8.2%	33,419	29,328	(4,090)	-12.2%
Insurance expense allowance	(16,896)	(16,640)	(16,405)	(16,168)	(16,212)	(16,025)	(15,842)	(15,589)	579	3.6%	(66,108)	(63,668)	2,440	3.7%
Interest expense	3,892	3,847	3,761	3,698	3,580	3,498	3,433	3,296	(402)	-10.9%	15,197	13,806	(1,391)	-9.2%
Operating benefits and expenses	40,034	32,786	34,199	31,329	35,354	31,276	35,580	33,759	2,431	7.8%	138,348	135,970	(2,378)	-1.7%
Operating income before income taxes	$29,829	$31,611	$30,956	$31,176	$28,066	$25,907	$23,275	$24,054	$(7,122)	-22.8%	$123,571	$101,302	$(22,269)	-18.0%

Legacy Term Life Insurance - Financial Analysis (4)
Direct premium	$445,957	$444,628	$437,634	$435,255	$428,809	$427,876	$422,956	$419,629	(15,626)	-3.6%	1,763,473	1,699,269	(64,204)	-3.6%

Legacy term life operating income before income taxes	$29,829	$31,611	$30,956	$31,176	$28,066	$25,907	$23,275	$24,054	(7,122)	-22.8%	123,571	101,302	(22,269)	-18.0%
% of direct premium	6.7%	7.1%	7.1%	7.2%	6.5%	6.1%	5.5%	5.7%	nm	nm	7.0%	6.0%	nm	nm

(1)	Represents results associated with business not subject to the 2010 Citi reinsurance transactions.
(2)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(3)	Insurance expenses, net - insurance expenses, net of other net revenues
(4)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

11 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$49,656	$52,108	$51,934	$54,386	$57,904	$60,255	$58,394	$61,204	$6,818	12.5%	$208,085	$237,758	$29,673	14.3%
Asset-based	47,490	49,492	51,037	53,493	53,807	56,114	58,744	57,134	3,641	6.8%	201,511	225,799	24,288	12.1%
Account-based	9,453	9,588	9,811	10,010	9,720	9,957	10,251	10,548	539	5.4%	38,862	40,477	1,614	4.2%
Other, net	2,122	2,173	1,941	2,444	1,839	1,821	1,884	2,497	52	2.1%	8,680	8,040	(640)	-7.4%
Operating revenues	108,721	113,361	114,723	120,333	123,270	128,147	129,273	131,383	11,050	9.2%	457,138	512,073	54,935	12.0%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	2,172	2,484	1,743	(143)	-7.6%	11,195	8,734	(2,462)	-22.0%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	2,237	2,290	2,185	(8)	-0.4%	9,046	8,799	(247)	-2.7%
Sales commissions:
Sales-based	35,373	36,702	36,266	38,190	41,563	42,702	41,193	42,749	4,559	11.9%	146,531	168,207	21,676	14.8%
Asset-based	16,668	17,807	18,805	19,988	20,725	21,859	23,378	23,011	3,024	15.1%	73,267	88,974	15,707	21.4%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	23,131	23,024	22,655	(60)	-0.3%	96,211	91,342	(4,869)	-5.1%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	92,100	92,369	92,344	7,372	8.7%	336,251	366,056	29,805	8.9%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$36,047	$36,904	$39,039	$3,678	10.4%	$120,888	$146,017	$25,129	20.8%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$711.9	$722.7	$648.2	$683.3	$821.4	$820.9	$762.8	$804.4	$121.2	17.7%	$2,766.0	$3,209.6	$443.5	16.0%
Indexed Annuities	92.9	111.7	104.4	104.0	84.2	84.7	62.0	54.0	(50.0)	-48.1%	413.0	284.9	(128.1)	-31.0%
Variable Annuities and other	388.1	361.5	388.0	384.3	365.8	417.1	434.2	469.4	85.1	22.1%	1,522.0	1,686.4	164.4	10.8%
Total sales-based revenue generating product sales	1,193.0	1,195.9	1,140.6	1,171.5	1,271.4	1,322.7	1,259.0	1,327.8	156.3	13.3%	4,701.1	5,180.9	479.8	10.2%
Managed Accounts	56.7	57.5	57.1	53.8	62.8	65.3	66.3	63.9	10.0	18.6%	225.1	258.3	33.2	14.7%
Segregated Funds	115.6	64.3	51.0	51.7	76.6	51.1	51.2	64.1	12.4	24.0%	282.6	243.1	(39.5)	-14.0%
Total product sales	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$178.7	14.0%	$5,208.8	$5,682.3	$473.5	9.1%

Client asset values, beginning of period ($mills)	$37,386	$39,853	$40,166	$42,177	$44,990	$45,839	$48,008	$47,399	$5,222	12.4%	$37,386	$44,990	$7,604	20.3%
Inflows	1,365	1,318	1,249	1,277	1,411	1,439	1,377	1,456	179	14.0%	5,209	5,682	474	9.1%
Outflows (1)	(1,283)	(1,165)	(1,140)	(1,146)	(1,246)	(1,211)	(1,206)	(1,161)	(14)	-1.3%	(4,733)	(4,823)	(90)	-1.9%
Net flows	82	153	109	131	165	228	171	295	164	nm	475	859	383	nm
Foreign currency impact, net	(162)	(310)	215	(272)	(321)	313	(432)	(309)	(37)	nm	(529)	(748)	(219)	nm
Change in market value, net and other (2)	2,546	470	1,686	2,954	1,005	1,628	(348)	1,270	(1,684)	nm	7,657	3,555	(4,102)	nm
Client asset values, end of period	$39,853	$40,166	$42,177	$44,990	$45,839	$48,008	$47,399	$48,656	$3,666	8.1%	$44,990	$48,656	$3,666	8.1%
Annualized net flows as % of beginning of period asset values	0.9%	1.5%	1.1%	1.2%	1.5%	2.0%	1.4%	2.5%	1.2%	nm	1.3%	1.9%	0.6%	nm

Average client asset values ($mills)
Retail Mutual Funds	$25,170	$26,041	$26,478	$28,122	$28,842	$29,829	$30,457	$30,628	$2,507	8.9%	$26,453	$29,939	$3,486	13.2%
Managed Accounts	652	786	882	1,004	1,095	1,203	1,287	1,369	365	36.3%	831	1,238	407	49.0%
Indexed Annuities	441	545	648	750	839	921	986	1,035	285	38.1%	596	945	349	58.6%
Variable Annuities and other	9,869	10,352	10,687	11,410	11,839	12,152	12,548	12,748	1,338	11.7%	10,579	12,322	1,742	16.5%
Segregated Funds	2,624	2,601	2,529	2,546	2,449	2,507	2,547	2,462	(84)	-3.3%	2,575	2,491	(84)	-3.3%
Total	$38,756	$40,326	$41,225	$43,832	$45,063	$46,611	$47,825	$48,243	$4,411	10.1%	$41,035	$46,936	$5,901	14.4%

Average number of fee- generating accounts (thous) (3)
Recordkeeping and custodial accounts	1,940	1,946	1,955	1,975	1,991	2,011	2,026	2,034	59	3.0%	1,954	2,015	61	3.1%
Recordkeeping only accounts	596	576	582	590	596	604	611	616	26	4.4%	586	607	21	3.5%
Total	2,536	2,522	2,537	2,566	2,587	2,614	2,636	2,651	85	3.3%	2,540	2,622	82	3.2%

Financial Analysis

Sales-based net revenue as % of revenue-generating sales (4)	1.20%	1.29%	1.37%	1.38%	1.29%	1.33%	1.37%	1.39%	nm	nm	1.31%	1.34%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.06%	0.07%	0.07%	0.06%	0.06%	0.06%	0.06%	nm	nm	0.26%	0.25%	nm	nm

Account-based revenue per average fee generating account (6)	$3.73	$3.80	$3.87	$3.90	$3.76	$3.81	$3.89	$3.98	nm	nm	$15.30	$15.44	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2014
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$191,716	$191,716	$-	9.5%	10.0%

Fixed Income:
Treasury	35,705	36,125	(420)	1.8%	1.9%	2.52%	AAA
Government	140,303	135,178	5,125	7.0%	7.1%	4.28%	AA-
Tax-Exempt Municipal	5,002	5,001	0	0.2%	0.3%	3.26%	A-
Corporate	1,209,238	1,139,638	69,600	60.1%	59.6%	4.92%	BBB+
Mortgage-Backed	117,597	108,506	9,091	5.8%	5.7%	4.85%	AAA
Asset-Backed	71,220	71,145	75	3.5%	3.7%	0.91%	AA+
CMBS	77,287	73,795	3,493	3.8%	3.9%	3.62%	AAA
Private	104,873	100,425	4,448	5.2%	5.3%	5.10%	BBB
Redeemable Preferred	2,694	2,844	(151)	0.1%	0.1%	15.08%	BBB+
Convertible	2,911	2,553	359	0.1%	0.1%	4.91%	BBB+
Total Fixed Income	1,766,830	1,675,210	91,620	87.8%	87.7%	4.61%	A

Equities:
Perpetual Preferred	15,992	15,052	941	0.8%	0.8%
Common Stock	23,338	16,740	6,599	1.2%	0.9%
Mutual Fund	8,281	6,169	2,112	0.4%	0.3%
Other	5,778	5,778	0	0.3%	0.3%
Total Equities	53,390	43,738	9,652	2.7%	2.3%

Total Invested Assets	$2,011,936	$1,910,665	$101,271	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$148,184	$143,240	$4,943	12.3%	12.6%
Consumer Non Cyclical	136,059	126,923	9,136	11.3%	11.1%
Reits	131,285	123,678	7,606	10.9%	10.9%
Basic Industry	105,012	99,312	5,700	8.7%	8.7%
Banking	100,442	97,995	2,447	8.3%	8.6%
Electric	102,688	93,081	9,607	8.5%	8.2%
Technology	84,416	80,550	3,866	7.0%	7.1%
Insurance	80,326	73,909	6,417	6.6%	6.5%
Capital Goods	74,191	68,826	5,365	6.1%	6.0%
Communications	71,610	66,454	5,156	5.9%	5.8%
Consumer Cyclical	50,747	48,084	2,663	4.2%	4.2%
Transportation	39,388	38,189	1,198	3.3%	3.4%
Brokerage	25,898	24,062	1,836	2.1%	2.1%
Finance Companies	18,812	17,219	1,593	1.6%	1.5%
Industrial Other	17,971	17,114	857	1.5%	1.5%
Natural Gas	12,938	11,910	1,028	1.1%	1.0%
Financial Other	9,271	9,092	179	0.8%	0.8%
Total Corporate portfolio	$1,209,238	$1,139,638	$69,600	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$173,455	$172,048	$1,407	9.8%	10.3%	3.25%
1-2 Yrs.	116,689	114,600	2,089	6.6%	6.8%	4.18%
2-5 Yrs.	672,788	616,556	56,232	38.1%	36.8%	5.34%
5-10 Yrs.	750,879	723,428	27,451	42.5%	43.2%	4.34%
> 10 Yrs.	53,019	48,578	4,441	3.0%	2.9%	5.01%
Total Fixed Income	$1,766,830	$1,675,210	$91,620	100.0%	100.0%	4.61%

Duration

Fixed Income portfolio duration	4.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of December 31, 2014	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$292,239	17.4%
AA	117,423	7.0%
A	375,781	22.4%
BBB	804,765	48.0%
Below Investment Grade	84,498	5.0%
NA	505	0.0%
Total Fixed Income	$1,675,210	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$4,317	0.4%	AAA	$62	0.1%
AA	54,622	4.8%	AA	4,151	4.1%
A	313,706	27.5%	A	1,263	1.3%
BBB	695,515	61.0%	BBB	87,764	87.4%
Below Investment Grade	71,300	6.3%	Below Investment Grade	7,185	7.2%
NA	178	0.0%	NA	-	—
Total Corporate	$1,139,638	100.0%	Total Private	$100,425	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$65,826	89.2%	AAA	$102,235	94.2%
AA	1,770	2.4%	AA	2,759	2.5%
A	2,582	3.5%	A	1,432	1.3%
BBB	2,359	3.2%	BBB	2,081	1.9%
Below Investment Grade	1,257	1.7%	Below Investment Grade	-	—
NA	0	0.0%	NA	-	—
Total CMBS	$73,795	100.0%	Total Mortgage-Backed	$108,506	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$55,397	77.9%	AAA	$63,815	37.3%
AA	1,608	2.3%	AA	53,241	31.1%
A	13,605	19.1%	A	40,886	23.9%
BBB	144	0.2%	BBB	13,362	7.8%
Below Investment Grade	391	0.5%	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total Asset-Backed	$71,145	100.0%	Total Treasury & Government	$171,303	100.0%

NAIC Designations

1	$561,287	42.2%
2	697,062	52.4%
3	53,615	4.0%
4	17,540	1.3%
5	154	0.0%
6	155	0.0%
U.S. Insurer Fixed Income (2)	1,329,814	100.0%
Other (3)	389,135
Cash and cash equivalents	191,716
Total Invested Assets	$1,910,665

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$23,210	$22,648	$21,785	$22,217	$21,032	$20,454	$20,933	$22,268	51	0.2%
Fixed-maturity securities (held-to-maturity)	-	-	-	-	-	-	1,299	2,183	2,183	nm
Equity Securities	272	292	277	345	385	471	450	556	211	61.2%
Deposit asset underlying 10% reinsurance treaty	563	(1,061)	829	607	953	1,490	(127)	779	172	28.3%
Policy loans and other invested assets	320	327	325	391	388	398	367	295	(96)	-24.6%
Cash & cash equivalents	88	73	54	57	53	68	70	56	(1)	-1.8%
Total investment income	24,453	22,279	23,270	23,617	22,811	22,881	22,992	26,137	2,520	10.7%
Investment expenses	1,237	1,252	1,167	1,211	1,212	1,200	1,228	1,226	15	1.2%
Interest Expense on Surplus Note	—	—	—	—	—	—	1,299	2,183	2,183	nm
Net investment income	$23,216	$21,027	$22,103	$22,406	$21,599	$21,681	$20,465	$22,728	322	1.4%
Fixed income book yield, end of period	5.28%	5.29%	5.19%	4.93%	4.87%	4.76%	4.62%	4.61%
New money yield	2.75%	2.91%	3.78%	3.01%	3.61%	2.55%	2.29%	3.04%

									YOY Q4
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.7%	17.5%	16.5%	17.7%	17.1%	16.7%	17.2%	17.4%	-0.2%
AA	7.7%	7.7%	8.0%	7.9%	7.8%	8.3%	6.8%	7.0%	-0.9%
A	23.6%	22.9%	23.3%	23.0%	22.8%	22.1%	23.0%	22.4%	-0.6%
BBB	45.7%	46.5%	46.7%	46.2%	47.5%	47.5%	48.1%	48.0%	1.8%
Below Investment Grade	5.3%	5.3%	5.4%	4.8%	4.6%	4.9%	4.9%	5.0%	0.2%
NA	0.0%	0.1%	0.1%	0.4%	0.1%	0.4%	0.0%	0.0%	-0.3%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	A	na

		As of December 31, 2014				As of December 31, 2014			As of December 31, 2014
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$27,007	$28,056	AAA	United Kingdom	$60,305	$57,568	AAA	$750	$750
2	General Electric Co	19,180	16,780	AA-	Canada	43,532	41,651	AA	11,708	10,799
3	Washington Real Estate Investment	11,039	10,514	BBB	Australia	41,612	39,062	A	16,805	15,777
4	Province of Ontario Canada	10,867	10,373	AA-	Brazil	20,697	20,390	BBB	13,606	13,362
5	Wells Fargo & Co	10,544	10,397	A	France	17,699	16,717	Below Investment Grade	—	—
6	National Rural Utilities Cooperative	9,904	7,758	A	Switzerland	16,275	15,572	NA	0	0
7	Iberdrola SA	9,421	8,471	BBB	Ireland	13,522	12,248	Total	$42,869	$40,687
8	Enel SpA	7,729	6,983	BBB	Bermuda	13,257	8,681
9	National Fuel Gas Co	7,641	6,560	BBB	Netherlands	11,041	10,563
10	Discover Financial Services	7,572	6,550	BBB-	Italy	10,259	9,483	Non-Government Investments (1)
11	Altria Group Inc	7,521	6,220	BBB+	Korea Republic Of	9,190	8,681
12	Vale Overseas Ltd	7,406	7,096	A-	Germany	8,217	7,581	AAA	$—	$—
13	TTX Co	7,349	7,244	A+	Mexico	7,591	7,180	AA	17,105	15,912
14	TransCanada Corp	7,180	7,177	A-	Hong Kong	7,504	6,981	A	89,553	85,282
15	Ingram Micro Inc	7,123	6,666	BBB-	Belgium	6,914	5,705	BBB	184,538	174,632
16	Republic of Korea	6,853	6,382	A+	Emerging Markets (2)	14,362	13,880	Below Investment Grade	15,595	14,804
17	International Business Machines	6,851	6,195	AA-	All Other	48,140	49,809	NA	457	436
18	Tesco PLC	6,709	6,350	BBB	Total	$350,117	$331,753	Total	$307,249	$291,066
19	ArcelorMittal	6,704	5,867	BB+
20	Duke Realty Corp	6,502	6,101	BBB
21	Phillips 66	6,457	5,687	BBB+
22	Province of Quebec Canada	6,451	5,845	AA-
23	Liberty Property Trust	6,361	6,190	BBB
24	TransAlta Corp	6,318	6,257	BBB-
25	Verizon Communications Inc	6,219	5,943	BBB+
	Total	$222,907	$207,662

	% of total fixed income portfolio	11.1%	10.9%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2010	2011	2012	2013	2014	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014

Recruits	231,390	244,756	191,752	186,251	190,439	46,348	50,358	51,523	38,022	48,306	50,024	49,055	43,054

Life-insurance licensed sales force, beginning of period	99,785	94,850	91,176	92,373	95,566	92,373	90,917	92,227	94,529	95,566	95,382	96,596	97,966
New life-licensed representatives	34,488	33,711	34,425	34,155	33,832	7,165	8,875	9,630	8,485	7,447	9,082	8,793	8,510
Non-renewal and terminated representatives	(39,423)	(37,385)	(33,228)	(30,962)	(31,040)	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	(7,868)	(7,423)	(8,118)
Life-insurance licensed sales force, end of period	94,850	91,176	92,373	95,566	98,358	90,917	92,227	94,529	95,566	95,382	96,596	97,966	98,358

Issued term life policies	223,514	237,535	222,558	214,617	220,984	50,356	57,622	53,997	52,642	49,320	59,569	55,146	56,949

Issued term life face amount	$74,401	$73,146	$68,053	$67,783	$69,574	$15,709	$17,798	$17,056	$17,219	$15,748	$18,494	$17,337	$17,996

Term life face amount in force, beginning of period	$650,195	$656,791	$664,955	$670,412	$674,868	$670,412	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$681,178
Issued term life face amount	74,401	73,146	68,053	67,783	69,574	15,709	17,798	17,056	17,219	15,748	18,494	17,337	17,996
Terminated term life face amount	(70,964)	(66,951)	(61,593)	(57,730)	(54,962)	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	(12,759)	(13,866)	(14,177)
Foreign currency impact, net	3,158	1,970	(1,003)	(5,596)	(7,553)	(790)	(719)	(704)	(3,383)	(3,378)	3,166	(4,272)	(3,070)
Term life face amount in force, end of period	$656,791	$664,955	$670,412	$674,868	$681,927	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$681,178	$681,927

Estimated annualized issued term life premium
Premium from new policies	$180.8	$187.6	$176.1	$173.5	$179.8	$40.2	$45.9	$43.9	$43.5	$40.1	$48.0	$44.7	$47.0
Additions and increases in premium	44.6	44.9	45.5	48.6	51.6	11.4	12.3	12.3	12.5	12.4	13.0	12.9	13.3
Total estimated annualized issued term life premium	$225.4	$232.5	$221.5	$222.1	$231.4	$51.6	$58.2	$56.2	$56.0	$52.5	$61.1	$57.6	$60.3

Investment & Savings product sales	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$1,439.2	$1,376.5	$1,455.8

Investment & Savings average client asset values	$31,908	$34,870	$35,904	$41,035	$46,936	$38,756	$40,326	$41,225	$43,832	$45,063	$46,611	$47,825	$48,243

16 of 16